UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 26, 2011

GENTOR RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

1 First Canadian Place, Suite 7070

100 King Street West

Toronto,  Ontario M5X 1E3

Canada

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(Address of principal executive offices)

(416) 366-2221

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 8 - Other Events

Item 8.01.  Other Events

Press Release

On May 26, 2011, Gentor Resources, Inc. (the “Company”) issued a press release to report findings from the Company’s second drilling program at its copper and gold properties located in the Sultanate of Oman. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1

Press Release dated May 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: May 26, 2011

Gentor Resources, Inc.

/s/ Peter Ruxton

By: Peter Ruxton, President and Chief Executive Officer